UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6474

Dreyfus Growth & Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	4/30/04

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Growth and Income
Fund, Inc.

SEMIANNUAL REPORT April 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
11	Statement of Financial Futures
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Growth and Income Fund, Inc. covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Douglas D. Ramos, CFA.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. One result of the economic rebound has been higher overall earnings and stock prices for many U.S. companies.

Although recent economic news generally has been encouraging, we continue to believe that investors should be aware of the potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation and the chance that terrorism could cause instability in global markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Growth and Income Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced a total return of 4.36%.1This compares with a total return of 6.27% provided by the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), during the same period.2

We attribute these results to a constructive environment for most stocks driven by a recovering U.S. economy and generally positive corporate earnings reports.The fund participated in the market’s rise to a degree, deriving particularly strong gains from investments in the energy, financial and industrial sectors. However, the large-cap stocks on which the fund focuses generally underperformed their smaller-cap counterparts. In addition, returns suffered due to the fund’s underweighted positions in the utilities and consumer staples sectors, traditionally defensive areas that performed relatively well, and its overweighted position in technology stocks, which lagged the averages.As a result, the fund’s total return proved more modest than that of the benchmark.

What is the fund’s investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.To pursue these goals, it invests in stocks of domestic and foreign issuers. The fund’s stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

In choosing stocks, the fund employs fundamental analysis, primarily focusing on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund generally seeks companies with strong positions in their industries and a catalyst that can trigger a price increase.The portfolio seeks to create

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

a broadly diversified portfolio with a value tilt, generally exhibiting a weighted average price-to-earnings (“P/E”) ratio less than that of the S&P 500 Index and a long-term projected earnings growth rate greater than or equal to that of the S&P 500 Index. Income is primarily generated from dividend-paying stocks in which the fund may invest.The manager selects stocks based on:

  value, or how a stock is priced relative to its perceived intrinsic worth;
  growth, in this case the sustainability or growth of earnings or cash flow; and
  financial profile, which measures the financial health of the company.

The fund typically sells a security when the portfolio manager believes that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued or a more attractive opportunity has been identified.

What other factors influenced the fund’s performance?

The fund generated its greatest gains in the energy and financial sectors, where it outperformed the benchmark; and in the industrials sector, where its return roughly matched that of the S&P 500 Index’s industrials component. Among energy stocks, which benefited from rising oil and gas prices, top performers included exploration and production companies such as XTO Energy, and oil service companies like Schlumberger Limited. In the financials sector, the fund enhanced performance by maintaining relatively light exposure to interest-rate-sensitive issues and emphasizing the relatively strong consumer credit and insurance areas. Among industrial stocks, gains in machinery manufacturers — such as Ingersoll-Rand Company, Deere & Company and Illinois Tool Works — more than made up for losses in Ryanair, a low-fare European airline.

Individual holdings in consumer-related areas also contributed positively to the fund’s return. Outdoor advertising company Lamar Advertising Company gained ground on the strength of improving revenues. A well-timed purchase of Wal-Mart Stores shares also boosted the fund’s performance.

Although the fund derived generally positive returns from the telecommunications services and health care areas, gains in both areas proved weaker than corresponding gains for the benchmark. In the telecommunications services sector, the fund did not own AT&T Wireless and as a result missed a sharp rise in its stock price from a buyout offer. In health care, the fund also missed some of the benchmark’s top performers, while other holdings lagged, including Barr Pharmaceuticals and Watson Pharmaceuticals.

Technology proved to be the only area in which the fund posted negative absolute returns. Although most technology companies posted relatively strong earnings, their stocks gave back some of the gains they had achieved earlier in 2003 as investors worried that their growth rates might slow. The fund’s semiconductor holdings, including Novellus Systems, Taiwan Semiconductor Manufacturing Company, Intel and KLA-Tencor Corporation, were hardest-hit. Other technology holdings that suffered notable declines included computer storage company EMC Corporation, hardware maker Jabil Circuit and software giant Microsoft.

What is the fund’s current strategy?

In light of the ongoing economic recovery, the fund has invested a slightly greater than average percentage of its assets in the technology and materials sectors, while de-emphasizing the traditionally defensive areas of health care and consumer staples.We have also underweighted the consumer discretionary area as well as certain financial stocks that we believe could be vulnerable to rising interest rates.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)

Common Stocks—93.0%	Shares	Value ($

Consumer Discretionary—9.5%
Carnival	125,000	5,333,750
Clear Channel Communications	99,580	4,131,574
Comcast, Cl. A	182,564 [a]	5,495,176
Disney(Walt)	170,000	3,915,100
Hilton Hotels	182,000	3,183,180
Home Depot	276,000	9,712,440
Lamar Advertising	121,100 [a]	4,972,366
Liberty Media	430,000 [a]	4,704,200
PetSmart	110,000	3,047,000
Staples	97,100	2,501,296
TJX Cos.	195,800	4,810,806
Target	111,000	4,814,070
Time Warner	399,650 [a]	6,722,113
Toyota Motor, ADR	69,000 [b]	5,051,490
Univision Communications	128,000 [a]	4,332,800
Viacom, Cl. B	224,935	8,693,738
		81,421,099
Consumer Staples—9.3%
Altria Group	289,000	16,004,820
Coca-Cola	225,000	11,378,250
Colgate-Palmolive	77,000	4,456,760
PepsiCo	227,000	12,369,230
Procter & Gamble	137,500	14,540,625
Wal-Mart Stores	373,000	21,261,000
		80,010,685
Energy—5.6%
Anadarko Petroleum	92,000	4,929,360
ChevronTexaco	82,000	7,503,000
Exxon Mobil	628,662	26,749,568
Schlumberger	85,000	4,975,050
XTO Energy	170,291	4,546,770
		48,703,748
Financial—19.5%
American Express	89,000	4,356,550
American International Group	282,673	20,253,521
Bank of America	218,106	17,555,352

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Bank of New York	137,000	3,992,180
Bank One	109,000	5,381,330
Capital One Financial	71,000	4,652,630
CIT Group	128,000	4,399,360
Citigroup	521,271	25,067,922
Countrywide Financial	84,000	4,981,200
Federal Home Loan Association	84,200	4,917,280
Federal National Mortgage Association	161,500	11,098,280
Fidelity National Financial	132,000	4,831,200
Fifth Third Bancorp	80,000	4,292,800
Goldman Sachs Group	77,700	7,498,050
J.P. Morgan Chase & Co.	162,900	6,125,040
MBNA	181,900	4,434,722
Merrill Lynch	116,000	6,290,680
Morgan Stanley	128,000	6,577,920
St. Paul Travelers Cos.	118,332	4,812,562
U.S. Bancorp	200,000	5,128,000
Wells Fargo	200,000	11,292,000
		167,938,579
Health Care—12.1%
Abbott Laboratories	95,000	4,181,900
Amgen	70,000 [a]	3,938,900
Bard (C.R.)	37,000 [a]	3,931,990
Barr Pharmaceuticals	93,000 [a]	3,852,060
Becton, Dickinson & Co.	88,000	4,448,400
Boston Scientific	68,000 [a]	2,800,920
CIGNA	67,000	4,322,170
Community Health Systems	96,000 [a]	2,475,840
Genzyme	58,000 [a]	2,526,480
Johnson & Johnson	251,000	13,561,530
Lilly (Eli) & Co.	92,700	6,842,187
Medtronic	88,000	4,440,480
Merck & Co.	132,000	6,204,000
Novartis, ADR	99,000	4,435,200
Pfizer	719,550	25,731,108
Teva Pharmaceutical Industries, ADR	72,000	4,432,320

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Watson Pharmaceuticals	62,000 [a]	2,207,820
Wyeth	103,700	3,947,859
		104,281,164
Industrials—10.0%
Danaher	50,000	4,626,000
Deere & Co.	90,000	6,123,600
Emerson Electric	70,000	4,215,400
General Electric	941,000	28,182,950
Illinois Tool Works	60,000	5,172,600
Ingersoll-Rand	65,000 [a]	4,195,750
Lockheed Martin	63,000	3,005,100
PACCAR	51,000	2,879,460
Rockwell Collins	99,000	3,192,750
3M	70,000	6,053,600
Tyco International	170,000	4,666,500
United Parcel Service, Cl. B	67,000	4,700,050
United Technologies	49,000	4,226,740
Waste Management	174,000	4,941,600
		86,182,100
Information Technology—17.4%
Accenture	236,900 [a]	5,631,113
Altera	106,000 [a]	2,121,060
Cisco Systems	595,000 [a]	12,417,650
Computer Associates International	96,000	2,573,760
Computer Sciences	132,600 [a]	5,424,666
Dell	313,000 [a]	10,864,230
EMC	490,000 [a]	5,468,400
Hewlett-Packard	278,623	5,488,873
Intel	547,200	14,079,456
International Business Machines	177,000	15,606,090
Jabil Circuit	291,000 [a]	7,679,490
Lexmark International	56,000 [a]	5,065,760
Microsoft	852,000	22,126,440
Motorola	158,000	2,883,500
National Semiconductor	64,000 [a]	2,610,560
Oracle	458,000 [a]	5,138,760

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
QUALCOMM	65,000	4,059,900
SAP, ADR	80,000	2,982,400
SanDisk	94,000 [a]	2,172,340
Siebel Systems	203,000 [a]	2,086,840
Taiwan Semiconductor Manufacturing, ADR	397,800 [a]	3,791,034
Texas Instruments	142,000	3,564,200
VeriSign	259,000 [a]	4,177,670
Xilinx	50,800	1,708,404
		149,722,596
Materials—3.9%
Air Products & Chemicals	91,000	4,532,710
Alcoa	128,000	3,936,000
du Pont (EI) deNemours	101,000	4,337,950
International Paper	162,000	6,531,840
PPG Industries	73,000	4,329,630
Praxair	130,000	4,751,500
Weyerhaeuser	81,000	4,795,200
		33,214,830
Telecommunication Services—3.0%
BellSouth	159,000	4,103,790
SBC Communications	185,600	4,621,440
Sprint (FON Group)	200,000	3,578,000
Telefonos de Mexico, ADR	136,000	4,643,040
Verizon Communications	228,000	8,604,720
		25,550,990
Utilities—2.7%
Exelon	85,000	5,689,900
FPL Group	65,000	4,135,300
Progress Energy	62,000	2,651,740
Southern	147,000	4,227,720
TXU	112,000	3,823,680
Wisconsin Energy	88,000	2,763,200
		23,291,540
Total Common Stocks
(cost $690,080,620)		800,317,331

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investments—6.0%			Shares		Value ($)

Registered Investment Companies:
Dreyfus Institutional Cash Advantage Fund			17,170,333	[c]	17,170,333
Dreyfus Institutional Cash Advantage Plus Fund			17,170,333	[c]	17,170,333
Dreyfus Institutional Preferred Plus Money Market Fund			17,170,334	[c]	17,170,334
Total Other Investments
(cost $	51,511,000)				51,511,000

			Principal
Short-Term Investments—.4%			Amount ($)		Value ($)

U.S. Treasury Bills:
.90%, 5/6/2004			1,000,000		999,940
.92%, 6/10/2004			2,004,000	[d]	2,002,197
.90%, 7/8/2004			1,000,000	[d]	998,300
Total Short-Term Investments
(cost $	4,000,126)				4,000,437

Investment of Cash Collateral
for Securities Loaned—.6%			Shares		Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund
(cost $	5,175,000)		5,175,000	[c]	5,175,000

Total Investments (cost $		750,766,746)	100.0%		861,003,768
Liabilities, Less Cash and Receivables			(.0%)		(377,845)
Net Assets			100.0%		860,625,923
a Non-income producing.
b	All of this security is on loan.At April 30, 2004, the total market value of the fund’s security on loan $5,051,490 and the total market value of the collateral held by the fund is $5,175,000.
c	Investments in affiliated money market mutual funds.
d	Partially held by the broker in a segregated account as collateral for open financial futures positions.

See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES

April 30,2004 (Unaudited)

		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 4/30/2004 ($)

Financial Futures Long
Standard & Poor’s 500	79	22,159,500	June 2004	(149,910)

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $5,051,490)—Note 1(c):
Unaffiliated issuers	694,080,746	804,317,768
Affiliated issuers	56,686,000	56,686,000
Cash		129,289
Receivable for investment securities sold		7,641,286
Dividends and interest receivable		935,472
Receivable for shares of Common Stock subscribed		239
Prepaid expenses		43,322
		869,753,376

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		659,186
Liability for securities on loan—Note 1(c)		5,175,000
Payable for investment securities purchased		2,568,432
Payable for shares of Common Stock redeemed		409,142
Payable for futures variation margin—Note 4		158,000
Accrued expenses		157,693
		9,127,453

Net Assets ( $)		860,625,923

Composition of Net Assets ($):
Paid-in capital		862,607,088
Accumulated undistributed investment income—net		145,511
Accumulated net realized gain (loss) on investments		(112,213,788)
Accumulated net unrealized appreciation (depreciation)
on investments [including ($149,910) net unrealized
depreciation on financial futures]		110,087,112

Net Assets ( $)		860,625,923

Shares Outstanding
(300 million shares of $	.001 par value Common Stock authorized)	60,665,104
Net Asset Value, offering and redemption price per share ($)		14.19

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $25,936 foreign taxes withheld at source):
Unaffiliated issuers		6,938,527
Affiliated issuers		126,946
Income on securities lending		9,574
Interest		34,698
Total Income		7,109,745
Expenses:
Management fee—Note 3(a)		3,334,535
Shareholder servicing costs—Note 3(b)		1,054,698
Directors’ fees and expenses—Note 3(c)		40,706
Prospectus and shareholders’ reports		34,096
Custodian fees—Note 3(b)		34,085
Dividend on securities sold short		32,040
Professional fees		27,333
Registration fees		15,295
Miscellaneous		18,981
Total Expenses		4,591,769
Investment Income—Net		2,517,976

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments		15,745,070
Net realized gain (loss) on financial futures		1,842,674
Net Realized Gain (Loss)		17,587,744
Net unrealized appreciation (depreciation) on investments
and securities sold short [including ($	211,835)
net unrealized depreciation on financial futures]		17,674,249
Net Realized and Unrealized Gain (Loss) on Investments		35,261,993
Net Increase in Net Assets Resulting from Operations		37,779,969

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Operations ($):
Investment income—net	2,517,976	4,458,662
Net realized gain (loss) on investments	17,587,744	(46,071,657)
Net unrealized appreciation
(depreciation) on investments	17,674,249	165,397,224
Net Increase (Decrease) in Net Assets
Resulting from Operations	37,779,969	123,784,229

Dividends to Shareholders from ($):
Investment income—net	(2,787,797)	(4,717,914)

Capital Stock Transactions ($):
Net proceeds from shares sold	17,473,735	32,970,061
Dividends reinvested	2,621,090	4,441,753
Cost of shares redeemed	(57,093,606)	(99,801,227)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(36,998,781)	(62,389,413)
Total Increase (Decrease) in Net Assets	(2,006,609)	56,676,902

Net Assets ($):
Beginning of Period	862,632,532	805,955,630
End of Period	860,625,923	862,632,532
Undistributed investment income—net	145,511	415,332

Capital Share Transactions (Shares):
Shares sold	1,209,111	2,689,888
Shares issued for dividends reinvested	184,173	367,070
Shares redeemed	(3,956,595)	(8,243,716)
Net Increase (Decrease) in Shares Outstanding	(2,563,311)	(5,186,758)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-
tributions.These figures have been derived from the fund’s financial statements.
	Six Months Ended
	April 30, 2004		Year Ended October 31,

	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	13.64	11.78	14.63	19.29	19.99	17.87
Investment Operations:
Investment income—net[a]	.04	.07	.05	.04	.05	.11
Net realized and unrealized
gain (loss) on investments	.56	1.86	(2.30)	(3.39)	1.51	3.26
Total from
Investment Operations	.60	1.93	(2.25)	(3.35)	1.56	3.37
Distributions:
Dividends from
investment income—net	(.05)	(.07)	(.05)	(.04)	(.05)	(.12)
Dividends from net realized
gain on investments	—	—	(.55)	(1.27)	(2.21)	(1.13)
Total Distributions	(.05)	(.07)	(.60)	(1.31)	(2.26)	(1.25)
Net asset value,
end of period	14.19	13.64	11.78	14.63	19.29	19.99

Total Return (%)	4.36[b]	16.48	(16.27)	(18.15)	8.10	19.79

Ratios/Supplemental Data (%):
Ratio of operating expenses
to average net assets	.51[b]	1.05	1.01	.98	.96	1.03
Ratio of interest expense
and dividends on
securities sold short
to average net assets	.00[b,c]	.01	.00[c]	.00[c]	—	.00[c]
Ratio of net investment
income to average
net assets	.28[b]	.56	.37	.26	.27	.56
Portfolio Turnover Rate	22.15[b]	42.66	26.93	32.57	54.80	96.42

Net Assets, end of period
($ x 1,000)	860,626	862,633	805,956	1,092,228	1,483,687	1,577,895
a Based on average shares outstanding at each month end.
b	Not annualized.
c	Amount represents less than .01%.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:
Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term cap-
ital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager”
or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon
Financial”). Dreyfus Service Corporation (the “Distributor”), a
wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S.
generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifica-
tions. The fund’s maximum exposure under these arrangements is
unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including short sales, options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market
System for which market quotations are available are valued at the offi-
cial closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for val-
uation purposes. Bid price is used when no asked price is available.
When market quotations or official closing prices are not readily avail-
able, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and pre-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

mium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $298 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund’s Statement of Investments.The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $126,022,318 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $78,064,725 of the carryover expires in fiscal 2010 and $47,957,593 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2003 was as follows: ordinary income $4,717,914. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under either line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $548,973, custodian fees $16,555 and transfer agency per account fees $93,658.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2004, the fund was charged $585,769 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $305,771 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2004, the fund was charged $34,085 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund’s Statement of Investments. Management fees are not charged to these money market mutual funds. During the period ended April 30, 2004, the fund derived $126,946 in income from these investments, which is included in dividend income in the fund’s Statement of Operations.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2004 amounted to $188,187,092 and $266,390,923, respectively.

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value.The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position.At April 30, 2004, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equiva-lents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2004, are set forth in the Statement of Financial Futures.

At April 30, 2004, accumulated net unrealized appreciation on investments was $110,237,022, consisting of $141,320,106 gross unrealized appreciation and $31,083,084 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

“Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTES

For More Information

Dreyfus
Growth and Income Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC’s website at http://www.sec.gov

© 2004 Dreyfus Service Corporation 0010SA0404

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services

Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	June 25, 2004

EXHIBIT INDEX

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)